                                                        Exhibit No. EX-99.h.2.i

                                AMENDMENT NO. 31
                                       to
                                   SCHEDULE A
                                       of
                      DELAWARE INVESTMENTS FAMILY OF FUNDS
                            FUND ACCOUNTING AGREEMENT

DELAWARE GROUP ADVISER FUNDS                       DELAWARE GROUP INCOME FUNDS
Delaware Diversified Income Fund                   Delaware Corporate Bond Fund
Delaware U.S. Growth Fund                          Delaware Delchester Fund
                                                   Delaware Extended Duration Bond Fund
DELAWARE GROUP CASH RESERVE                        Delaware High-Yield Opportunities Fund
Delaware Cash Reserve Fund
                                                   DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
DELAWARE GROUP EQUITY FUNDS I                      Delaware Limited-Term Government Fund
Delaware Balanced Fund
                                                   DELAWARE GROUP STATE TAX-FREE INCOME TRUST
DELAWARE GROUP EQUITY FUNDS II                     Delaware Tax-Free Pennsylvania Fund
Delaware Large Cap Value Fund
Delaware Value Fund                                DELAWARE GROUP TAX FREE FUND
                                                   Delaware Tax-Free USA Fund
DELAWARE GROUP EQUITY FUNDS III                    Delaware Tax-Free USA Intermediate Fund
Delaware American Services Fund
Delaware Small Cap Growth Fund                     DELAWARE GROUP TAX FREE MONEY FUND
Delaware Trend Fund                                Delaware Tax-Free Money Fund

DELAWARE GROUP EQUITY FUNDS IV                     DELAWARE INVESTMENTS MUNICIPAL TRUST
Delaware Growth Opportunities Fund                 Delaware Tax-Free Florida Insured Fund
Delaware Large Cap Growth Fund
                                                   DELAWARE POOLED TRUST
DELAWARE GROUP EQUITY FUNDS V                      The All-Cap Growth Equity Portfolio
Delaware Dividend Income Fund                      The Core Focus Fixed Income Portfolio
Delaware Small Cap Core Fund                       The Core Plus Fixed Income Portfolio
Delaware Small Cap Value Fund                      The Emerging Markets Portfolio
                                                   The Focus Smid-Cap Growth Equity Portfolio
DELAWARE GROUP FOUNDATION FUNDS                    The Global Fixed Income Portfolio
Delaware Aggressive Allocation Portfolio           The High-Yield Bond Portfolio
Delaware Conservative Allocation Portfolio         The Intermediate Fixed Income Portfolio
Delaware Moderate Allocation Portfolio             The International Equity Portfolio
                                                   The International Fixed Income Portfolio
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS        The Labor Select International Equity Portfolio
Delaware Emerging Markets Fund                     The Large-Cap Growth Equity Portfolio
Delaware Global Value Fund                         The Large-Cap Value Equity Portfolio
Delaware International Value Equity Fund           The Mid-Cap Growth Equity Portfolio
                                                   The Real Estate Investment Trust Portfolio
DELAWARE GROUP GOVERNMENT FUND                     The Real Estate Investment Trust Portfolio II
Delaware American Government Bond Fund             The Small-Cap Growth Equity Portfolio
Delaware Inflation Protected Bond Fund             The Smid-Cap Growth Equity Portfolio

DELAWARE VIP TRUST                                 VOYAGEUR INTERMEDIATE TAX FREE FUNDS
Delaware VIP Balanced Series                       Delaware Tax-Free Minnesota Intermediate Fund
Delaware VIP Capital Reserves Series
Delaware VIP Cash Reserve Series                   VOYAGEUR MUTUAL FUNDS
Delaware VIP Diversified Income Series             Delaware Minnesota High-Yield Municipal Bond Fund
Delaware VIP Emerging Markets Series               Delaware National High-Yield Municipal Bond Fund
Delaware VIP Global Bond Series                    Delaware Tax-Free California Fund
Delaware VIP Growth Opportunities Series           Delaware Tax-Free Idaho Fund
Delaware VIP High Yield Series                     Delaware Tax-Free New York Fund
Delaware VIP International Value Equity Series
Delaware VIP REIT Series                           VOYAGEUR MUTUAL FUNDS II
Delaware VIP Select Growth Series                  Delaware Tax-Free Colorado Fund
Delaware VIP Small Cap Value Series
Delaware VIP Trend Series                          VOYAGEUR MUTUAL FUNDS III
Delaware VIP U.S. Growth Series                    Delaware Large Cap Core Fund
Delaware VIP Value Series                          Delaware Select Growth Fund

VOYAGEUR INSURED FUNDS                             VOYAGEUR TAX FREE FUNDS
Delaware Tax-Free Arizona Insured Fund             Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund

Dated as of August 31, 2006

DELAWARE SERVICE COMPANY, INC.                     DELAWARE GROUP ADVISER FUNDS
                                                   DELAWARE GROUP CASH RESERVE
                                                   DELAWARE GROUP EQUITY FUNDS I
By:      /s/ Michael P. Bishof                     DELAWARE GROUP EQUITY FUNDS II
Name:    Michael P. Bishof                         DELAWARE GROUP EQUITY FUNDS III
Title:   Senior Vice President/Chief Financial     DELAWARE GROUP EQUITY FUNDS IV
         Officer                                   DELAWARE GROUP EQUITY FUNDS V
                                                   DELAWARE GROUP FOUNDATION FUNDS
                                                   DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
                                                   DELAWARE GROUP GOVERNMENT FUND
                                                   DELAWARE GROUP INCOME FUNDS
                                                   DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
                                                   DELAWARE GROUP STATE TAX-FREE INCOME TRUST
                                                   DELAWARE GROUP TAX FREE FUND
                                                   DELAWARE GROUP TAX-FREE MONEY FUND
                                                   DELAWARE INVESTMENTS MUNICIPAL TRUST
                                                   DELAWARE POOLED TRUST
                                                   DELAWARE VIP TRUST
                                                   VOYAGEUR INSURED FUNDS
                                                   VOYAGEUR INTERMEDIATE TAX FREE FUNDS
                                                   VOYAGEUR MUTUAL FUNDS
                                                   VOYAGEUR MUTUAL FUNDS II
                                                   VOYAGEUR MUTUAL FUNDS III
                                                   VOYAGEUR TAX FREE FUNDS

                                                   By:      /s/ Patrick P. Coyne
                                                   Name:    Patrick P. Coyne
                                                   Title:   President/Chief Executive Officer